SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                           Date of Report January 18, 2008


                            TONGA CAPITAL CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   COLORADO                 33-13791-D                      84-1069035
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)


2600 S. Shore Blvd, Suite 100, League City, TX 77573
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(Address of principal executive offices)  (Postal Code)


        Registrant's telephone number, including area code (281) 334-5161
                                                           --------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.


On January 22, 2008, Momentum BioFuels, Inc. issued a press release. The text of the press release is attached herewith as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

     Exhibit No.       Description
     -----------       -----------
             99        Press Release, dated January 22, 2008*

*Filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MOMENTUM BIOFUELS, INC.
                                               (Registrant)


                                         By: /s/ Gregory A. Enders
                                             --------------------------
Date:  January 23, 2008                          Gregory A. Enders,
                                                 President & Chief Executive
                                                 Officer